Patterson-UTI Energy, Inc. Barclays CEO Energy-Power Conference September 5-7, 2023

Forward Looking Statements This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements. It is important to note that actual results could differ materially from those discussed in such forward-looking statements. Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the Company or the SEC. These filings are also available through the Company’s web site at http://www.patenergy.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement. Reconciliation of Non-GAAP Financial Measures Statements made in this presentation include non-U.S. GAAP financial measures. The required reconciliations to U.S. GAAP financial measures are included on our website and/or at the end of this presentation. In this presentation combined 1H23 annualized Adjusted EBITDA represents the sum of Adjusted EBITDA of the Company, NexTier Oilfield Solutions, and Ulterra Drilling Technologies, in each case for the six months ended June 30, 2023, multiplied by 2. Combined 1H23 annualized Adjusted EBITDA is provided for convenience and may not be indicative of results in any twelve-month period.

Patterson-UTI rig count expected to start increasing in October 2023 Four to possibly eight rigs currently expected to be reactivated during the fourth quarter Low-to-Mid-$30,000 revenue per day, including ancillary revenue, on recent contracts In conversations with customers for additional rig reactivations in 2024 Frac spread count The completions services market continues to bifurcate with dual-fuel capable pressure pumping equipment maintaining higher utilization and more stable pricing Completion activity expected to improve going into the fourth quarter and 2024 Wellsite integration is driving efficiency with increased pump hours per day and lower costs Favorable commodity prices signal improving macro for U.S. activity Natural gas futures have been holding over $3.50 in December, higher in 2024 WTI holding in range of upper-$70’s to low $80’s, which is favorable for many of our customers Market Update Market fundamentals are improving with positive outlook on commodity prices

Capital Allocation1 Prioritizing returns to shareholders through moderate growth capex Drilling Services Capital Allocation Capex for Contract Drilling is primarily focused on maintenance, where annual maintenance is just over $1 million per rig Growth capex is moderate and includes drill pipe rentals, technology upgrades and some future rig reactivations, subject to term contracts Future rig reactivation Capex is expected to be lower than the 2021-2023 period Completions Services Capital Allocation NexTier has historically allocated 8-9% of revenue to Capex PTEN plans to merge its Universal segment into NexTier, creating a combined Well Completions segment Ulterra Capital Allocation Capex for the Ulterra drill bit segment is based on their rental business 2023 Capex is expected to be between $55 million and $65 million Shareholder Returns Committed to returning 50% of free cash flow to shareholders through dividends and share repurchases 2 Committed to Maintaining a Full Investment Grade Credit Profile One of six investment grade rated U.S. oilfield service companies Continued opportunistic debt repurchases Capital allocation plans are generalizations based on current market conditions at current commodity price ranges, and subject to change with changes in commodity prices or market conditions For purposes of the shareholder return target, the Company defines free cash flow as net cash provided by operating activities less capital expenditures. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company's Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company's debt agreements and other factors.

Patterson-UTI Energy The addition of NexTier Oilfield Solutions and Ulterra Drilling Technologies advances our strategy to enhance our positions in both drilling and completions, areas where Patterson-UTI has a strong 45-year history of operations and innovation.

35% of total shale well cost1 Drilling 60% of total shale well cost1 Completions 1. Estimated well cost based on management estimates Leading Provider of Critical Path Services ~50% of E&P total well spend includes services provided by Patterson-UTI

A leading provider of drilling and completions services in the U.S. Strong cash generation Focused on shareholder returns A leading revenue generator in North America >$7 billion of combined enterprise value Increased stock trading liquidity $2.0 billion of combined 1H23 annualized Adjusted EBITDA $200 million of annual synergies expected within 18 months Committed to returning 50% of free cash flow to shareholders through dividends and share repurchases* Returned more than $1.2 billion to shareholders in the last 10+ years Patterson-UTI - The Combined Company * For purposes of the shareholder return target, the Company defines free cash flow as net cash provided by operating activities less capital expenditures. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company's Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company's debt agreements and other factors.

Key Highlights Transformational Combinations Create the Premier Provider of Drilling and Completion Products and Services in U.S. Land Greater Size and Scale Provides for More Stable and Sustainable Financial Profile Best-in-Class Operational Execution and Technology Portfolio to Maximize Returns and FCF Generation Significant Value Creation Through Projected Synergies Expansion into International Markets Provides Additional Avenues of Growth Strong Balance Sheet with History of Managing Leverage Through the Cycles Leadership in Low-Carbon Alternative Fuel Sources for Drilling and Completions Experienced and Proven Management Team with Track Record of Successfully Integrating Large Acquisitions

Conservative Capital Allocation and Balance Sheet Strategy Commitment to maintain a full investment grade profile Full Investment Grade Profile Senior Rating Baa3 BBB- BBB- Outlook Stable Stable Stable Rating date 9/16/2022 9/1/2023 9/1/2023 Existing Senior Notes Revolver Outstanding No Near-Term Bond Maturities ($MM) Reinforce balance sheet with a track record of opportunistically repurchasing debt Return capital to shareholders from a position of strength No bond maturities until 2028 * $600 million revolving line of credit with $550 million available after March 2024 and $502 million available from March 2025 to March 2026 *

A New Industry Leader with Significant Size Source: Company filings and Bloomberg. Data as of August 31, 2023. Note: $ in billions. * Implied enterprise value for Patterson-UTI on a combined basis using implied purchase price of Ulterra. *

NAM Revenue Generation Among the Industry Leaders * Source: Company filings. Note: $ in billions. Data as of June 30, 2023, represents 1H23 annualized revenue. * 1H23 Annualized Revenue for Patterson-UTI on a combined basis

Strong Cash Flow Generation Combination of Patterson-UTI, NexTier, and Ulterra expected to be accretive to earnings per share and free cash flow in 2024 $200 million of annual synergies expected within 18 months $2.0 billion of combined 1H23 annualized Adjusted EBITDA

Leading Provider of Contract Drilling Services

172 super-spec drilling rigs in the U.S. of which 120 are Tier-1, super-spec rigs having the capabilities most in demand by customers to drill complex wells

Super-spec rigs are **the necessary platform** through which efficiency enhancing technologies such as advanced automation and remote operations are delivered

Patterson-UTI is a leading provider of drilling rigs capable of using alternative power sources including:

- High-line power
- Dual fuel capable drilling rigs
- 100% natural gas capable drilling rigs
- EcoCell™ lithium battery hybrid power management system



RIGS

- A super-spec rig is defined as at least a 1,500 horsepower, AC-powered rig that has at least a 750,000-pound hookload, a 7,500-psi circulating system, and is pad-capable.
- A Tier-1, super-spec rig is defined as a super-spec rig that also has a third mud pump and raised drawworks that allow for more clearance underneath the rig floor.

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Patterson-UTI Active Rig Count 116 TOTAL By Region As of August 31, 2023 60 WEST TEXAS 17 NORTHEAST 11 MID-CONTINENT 9 EAST TEXAS 7 SOUTH TEXAS 6 ROCKIES 6 NORTH DAKOTA Broad Geographic Footprint Leveraged to the strongest drilling markets

A Leader in U.S. Land Completions Services Patterson-UTI combined with NexTier is the second largest pressure pumping company in the U.S., owning a total of 3.3 million horsepower Nearly 2/3 of the combined company’s fleet is dual-fuel capable, reducing fuel costs and lowering emissions and making the combined company the largest operator of natural gas powered frac fleets Wellsite integration offers opportunities to improve profitability in a capital efficient manner: Power Solutions natural gas fueling business Proppant last mile logistics and wellsite storage Wireline and pumpdown Reservoir Engineering

Integrated Wireline Plug & Perforation

Spare Wireline Capacity Has Potential to Add Profitability with Minimal Incremental Capital

Pumping Hour Comparison

2022 Results, NexTier Frac with Integrated P&P vs. 3rd Party


18%
Increase in Daily Frac Operating Efficiency[1]
Integrated w/ NexTier Wireline
vs. w/ Non-NEX Wireline Crew
Pump-Hrs per Day
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Jul-22
Aug-22
Sep-22
Oct-22
Nov-22
Dec-22

The Winning P&P Formula…

- Digitally connected through NexHub™ for **seamless data integration**
- Single-point operations management with **incentives aligned to win**
- Maximum daily completions efficiency that **Lowers Cost per BOE**

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Source: [1]NexTier 2022 Regional Case Study

Proppant Logistics and Storage

NexMile™ Scalability Offers Further Upside Through Integration

Truckloads per Well*

Estimated for a 12,500 ton well



w/ Lowest Carbon Footprint
581
510
463
Box System
Traditional Pneumatic
NexMile's Scorpion System

Maximum Payload = Fewest Trucks

27 Tons per load means up to 30% fewer truck trips to location

Logistics NPT per Fleet*

NexMile Logistics vs. 3rd Party Logistics



35
30
25
20
15
10
5
0
Hours per Month
Avg. 3rd Party Logistics NPT
NexMile Logistics NPT
75% less NPT with NexMile™ Logistics
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Jul-22
Aug-22
Sep-22

Digital Integration = Highest Efficiency

Automation-enabled logistics are optimized from mine to well

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* Source: Management estimates

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Power Solutions consistently increases natural gas consumption The Power Solutions Bottom Line… Every 10% of increased diesel displacement reduces fuel costs by more than $1.5 million annually per fleet 3rd Party Provider 3rd Party could not blend with CNG Power Solutions Natural Gas Fueling Elevating the Value of Natural Gas-Powered Frac Fleets Diesel Displacement Comparison* Long-Term Trial Results with NexTier Integrated Permian Client Less diesel consumption results in a lower emissions profile * Source: Management estimates

NexHub™ Equipment Health Management Drives higher equipment performance at lower operating costs +110% Engine Lifecycle +125% Power End Lifecycle +65% Transmission Lifecycle Annual CapEx reduced by more than $1.5 million annually, per fleet NexHub Implementation

Ulterra's Global Expansion

Competes in major drilling regions with dedicated sales teams and repair facilities supporting customers in over 30 countries

- Ulterra international revenue outside of NAM represents a significant growth opportunity
- Improving Saudi Arabia competitive position with increased Saudization targets (achieved 70% in 2023) and new state-of-the-art manufacturing facility at King Salman Energy Park ("SPARK") slated to open in 2025

2022A Revenue by GeoMarket



24%
International
76%
United States

2017A-2022A Revenue CAGR in Key Markets



8%
10%
NAM
MENA



Manufacturing & Sales
Sales Office
Active Markets
CANADA
• Manufacturing
• Repair
• Inspection
UNITED STATES
• Full Manufacturing
• Repair & Assembly
• Inspection
COLOMBIA
• Repair
• Inspection
ARGENTINA
• Repair
• Inspection
SAUDI ARABIA
• Full Manufacturing (2025)
• Repair & Assembly
• Inspection
OMAN
• Repair
• Inspection

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PDC Drill Bit Overview



Polycrystalline Diamond Compact (PDC) Drill Bits
Represent ~90% of the bits used in the U.S. oil & gas industry

Drill bits drive drilling speed (ROP), duration (footage drilled) and tool face control (staying in the pay zone), resulting in material increases to drilling efficiency and the overall profitability of a well

U.S. land operators consume approximately 5 bits per well
Used bits are repaired and refurbished for the next customer

Drill Bit Market Characteristics

- Performance is critical
- Track record of success builds strong customer relationships
- Highly technical products requiring patented technology and significant subject-matter experts



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Comprehensive PDC Drill Bit Offering

Ulterra innovates and introduces key drill bit technologies that solve customer problems

Ulterra designs, manufactures, sells and rents matrix and steel-bodied PDC drill bits. Bits are typically rented, except in select international markets where they are sold. Capability to manufacture both bit body types is necessary to be a meaningful player.

PDC = ~90% of Total Drill Bit Market (1)

Matrix PDC Drill Bits(2)

- Superior abrasion and corrosion resistance
- Used in the most demanding applications
- ~47% of Ulterra PDC revenue globally
- Average 4.9 runs/bit

Steel PDC Drill Bits

- Stronger steel body permits more hydraulically aggressive designs
- Provides maximum design flexibility
- ~53% of Ulterra PDC revenue globally
- Average 7.5 runs/bit



CounterForce®

Lateral Vibration

2013



Split Blade®

Cuttings Evacuation

2018



RipSaw®

Transitional Drilling

2019



WaveCut®

Mechanical Efficiency

2022

(1) Oil and gas drill bit market only. Source: Company provided information
(2) Matrix is tungsten carbide

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Ulterra: Mission-Critical Technology Delivering Significant Value Ulterra’s bits represent a small fraction of well costs but deliver substantial value through higher ROP Bits represent <1% of well cost Sub-optimal bit selection results in excess cost and operator rig time Ulterra captures value for improving performance with its run-based revenue model Bit demand leveraged to (i) well count and (ii) well complexity Not leveraged to capital equipment cycle Drill Bits are Mission-Critical Ulterra vs. Competitors ROP – 12.25” (Rate of Penetration ft/hr) Total Cost $7 - $9 Million Total Well Cost 99% 1% Other Well Cost Drill Bit Cost Ulterra Competitors 180 160 140 120 100 2018 2019 2020 2021 2022 2023

Advanced Manufacturing & Repair Capabilities Source: Management records 1 Estimated sq. ft. upon completion of new facility estimated to be online by 2025 with full manufacturing capabilities Leduc, Alberta (40,800 sq. ft.) Saudi Arabia (~80,000 sq. ft.) 1 Fort Worth, Texas (114,000 sq. ft.) Global Manufacturing & Repair Facilities Global Repair Facilities Colombia Argentina Oman Rapid prototyping at scale All product engineering is in-house Ability to redesign or field test new materials to meet specific customer needs Extensive tracking and reporting of each bit body and cutter technology with just-in-time inventory for parts Lean inventory ensures that the latest technologies are rapidly deployed to the field Distributed repair facilities enable drill bits to be refurbished and returned to the field rapidly, resulting in lean inventory, supporting strong thru-cycle margins and global expansion New build of any existing design within 10 days Repair and redeploy drill bits in as little as 48 hours New designs engineered in as little as a week

Data Driven Designs Improve Drilling Efficiency

"Working with **Ulterra allows you to push the limitations of every run,** evaluate the performance, and make adjustments to continue to take your performance to the next level. From the engineering team, the distribution at the field level, the communication and transparency, and the ability to make improvements to your program is unrivaled." – Drilling Manager

"**Ulterra has the best bits I've run.** Top-end ROP along with good tracking and steerability. They have great engineering support to quickly advance bit designs to keep increasing performance." – West Texas Drilling Manager

E&P operators require a **partner** that can **keep pace** with their **rapid innovation cycle**

- Constantly pushing the limits of drilling parameters (more weight-on-bit, higher flow-rates and extended laterals)

Ulterra's **large scale, de-centralized engineering** teams drive **rapid innovation** and **customization**

- Enabled by a variety of **proprietary software** tools that help analyze drilling data and product performance
- Proprietary database houses ~80% of all bit runs on U.S. land [1]
- Routinely design and manufacture **new products in under a month**
- Driving gains in **speed** (rate-of-penetration) and **durability** (footage), yielding significant **cost savings** for E&P operators

Rapid deployment of incremental design improvements create a **demonstrable & sustainable competitive advantage**


Outperformance - Delaware Basin
☑ Same Pad
☑ Same Interval
8,250
204
8,047
186
ULTERRA
Competitor
Footage Drilled
ROP (ft / hr)

Source: Management records
[1] Based on Enverus data and management bit records from 2019-2022.
Graph above shows actual performance of an Ulterra drill bit vs. competition drill bit on the same pad.

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Complementary Data Platforms

BitHub™

Ulterra's proprietary database of bit runs that houses ~80% of all bit runs on U.S. land

- Engineers analyze data to compare bit design specifics relative to downhole performance (rate of penetration) and repairs and maintenance damage data
- Data drives rapid product innovation and bit performance – constantly pushing the limits of drilling parameters for more weight-on-bit, higher flow-rates and extended laterals
- Data drives supply chain, inventory and financial performance

PTEN+

Patterson-UTI's portal for the real-time collection, aggregation, analysis and visualization of data from drilling rigs and frac spreads

- Connects rigs and frac spreads through a digital interface to PTEN engineers and customers
- Allows for custom performance applications and advanced algorithms when combined on drilling rigs with PTEN's CORTEX® KEY edge server
- Advanced algorithmic monitoring of PTEN's drilling rig fleet with near real time alerts using the REX® system

NexHub® Digital Center

NexTier's NextHub Digital Center is a cutting-edge platform that enables highly efficient field operations and enhances corporate returns

- Equipment health management: Predictive analytics to lower maintenance spend and extend asset life
- Digital Engineering: 24/7 technical support reduces downtime and drives consistency of service delivery
- Power Solutions: Maximize fuel cost savings through remote control of CNG equipment and fuel delivery
- Logistics Control Tower: Optimize truck movements for all of the U.S. land

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Ulterra’s Attractive Organic Growth Channels to New Markets

Downhole Tools


TORKBUSTER TD

TorkBusterTD®

Engineered in-house

Uniquely placed in the Bottom Hole Assembly (“BHA”) to provide **maximum protection** of the mud motor or rotary steerable, Measurement-While-Drilling tool (“MWD”), and drill bit

Reduces drilling dysfunction by mitigating shock & vibration in the BHA→ **improving drilling efficiency**

Leveraging close, long-tenured **relationships** with E&P Operators to **field test** tools

Focused on the Haynesville and Northeast

- Demonstrated gains in drilling efficiency with the operator

Planned introduction to Permian Basin in Q1’24

Geothermal





U616M

Active discussions for several **utility-scale geothermal** opportunities in 2H’23

- Wells consume **more drill bits** than a commensurate **oil & gas interval**

Drilled multiple geothermal wells in North America

- Participated in drilling of the Utah FORGE *(DOE funded research center for geothermal)* test well in Q4’20 with strong results

Mining


SOFTDRIVE

SoftDrive®



RPS616

Dedicated sales team targeting **US & Australian copper & lithium** mining opportunities

Actively engaged in **US lithium mining**

- Purpose-built tools designed to increase drilling efficiency in harder rock formations
  - Significant cross-over from oil & gas drill bit designs
  - SoftDrive® performs a similar function as TorkBusterTD®

Source: Ulterra management records

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Appendix

Non-GAAP Financial Measures Adjusted EBITDA on a pro forma basis taking into account the Ulterra and NexTier transactions as if they occurred on January 1, 2023. Adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) is not defined by accounting principles generally accepted in the United States of America (“GAAP”). We define Adjusted EBITDA as net income (loss) plus income tax expense, net interest expense, depreciation, depletion, amortization and impairment expense and less net income (loss) attributable to noncontrolling interests. We present Adjusted EBITDA as a supplemental disclosure because we believe it provides to both management and investors additional information with respect to the performance of our fundamental business activities and a comparison of the results of our operations from period to period and against our peers without regard to our financing methods or capital structure. We exclude the items listed above from net income (loss) in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be construed as an alternative to the GAAP measure of net income (loss). Our computations of Adjusted EBITDA may not be the same as similarly titled measures of other companies. Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)(2): Six Months Ended June 30, 2023 Net income $607.7 Income tax expense (benefit) ($60.2) Net interest expense $44.5 Depreciation, depletion, amortization and impairment $412.3 Less net income attributable to noncontrolling interests ($0.9) Adjusted EBITDA $1,003.4 Adjusted EBITDA on a combined basis(1) (unaudited, dollars in millions)